                                POWER OF ATTORNEY

We, the undersigned officers of The Lincoln National Life Insurance Company (the Company), hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln Life Variable Annuity Account N (the Separate Account), which were previously executed by us and do hereby severally constitute and appoint Ronald L. Stopher, G. Michael Antrobus and Rise C. M. Taylor, our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our name and in the capacities indicated below, any and all amendments to Registration Statement No. 811-08517 filed with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933, on behalf of the Company in its own name or in the name of the Separate Account, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on January 23, 2003.

Officer:                          Title:
-------                           -----

                                  President and Director
____________________________
Jon A. Boscia                     (Principal Executive Officer)


                                  Senior Vice President, Chief Financial Officer
____________________________
Janet Chrzan                      and Director (Principal Accounting Officer
                                  and Principal Financial Officer)

                                  Executive Vice President, Chief Executive
____________________________
John H. Gotta                     Officer of Life Insurance and Director


/s/ Lorry J. Stensrud             Executive Vice President, Chief Executive
----------------------------
Lorry J. Stensrud                 Officer of Lincoln Retirement and Director


____________________________      Director
Jude T. Driscoll


____________________________      Director
Barbara S. Kowalczyk


____________________________      Chief Investment Officer and Director
See Yeng Quek


____________________________      Director
Richard C. Vaughan

STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this ___ day of ___________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jon A. Boscia, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this ____ day of ____________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Janet Chrzan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF CONNECTICUT       )
                           ) SS:
COUNTY OF HARTFORD         )

     On this ____ day of __________, 2003, before me, a Notary Public, in and for said county and state, personally appeared John H. Gotta, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF INDIANA  )
                  ) SS:
COUNTY OF ALLEN   )

     On this 23 day of January, 2003, before me, a Notary Public, in and for said county and state, personally appeared Lorry J. Stensrud, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 /s/ Sharlene K. Geer
                                                 -------------------------
                                                 Notary Public

My Commission Expires: 2/29/08
                       -------

STATE OF                   )
                           ) SS:
COUNTY OF                  )

     On this ___ day of ____________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Jude T. Driscoll, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.


                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this ____ day of ____________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Barbara S. Kowalczyk, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that she executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this ___ day of _____________, 2003, before me, a Notary Public, in and for said county and state, personally appeared See Yeng Quek, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________


STATE OF PENNSYLVANIA      )
                           ) SS:
COUNTY OF PHILADELPHIA     )

     On this ___ day of ____________, 2003, before me, a Notary Public, in and for said county and state, personally appeared Richard C. Vaughan, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the same.

                                                 _________________________
                                                 Notary Public

My Commission Expires: _____________